UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 13, 2006

NMS COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-23282	04-2814586
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Crossing Boulevard

Framingham, Massachusetts 01702

(Address of principal executive offices)

508-271-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement

On February 13, 2006, NMS Communications Corporation (“NMS”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among NMS, Orca Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of NMS (“Sub”), Openera Technologies, Inc., a Delaware corporation (“Openera”), certain of the stockholders of Openera, certain other individuals and Joel A. Hughes, as Stockholder Representative.  Pursuant to the Merger Agreement, Sub will be merged with and into Openera with Openera continuing as the surviving corporation and a wholly-owned subsidiary of NMS (the “Merger”).  The Company issued a press release regarding the execution and delivery of the Merger Agreement on February 13, 2006. (the “Press Release”)

Pursuant to the Merger Agreement, and subject to specified adjustments, NMS will acquire all of the issued and outstanding capital stock of Openera for consideration consisting of approximately 4.36 million shares (the “Merger Shares”) of NMS common stock, $.01 par value per share (“Common Stock”).  Approximately 51% of the Merger Share will be contingent upon the continued employment of certain key employees of Openera over the 30-month period following the closing of the Merger.  The closing of the Merger is subject to certain customary conditions set forth in the Merger Agreement.

The Merger Agreement and the Press Release are attached to this Current Report on Form 8-K as Exhibit 2.1 and Exhibit 99.1, respectively, and are incorporated herein by reference.  Additionally, certain exhibits to the Merger Agreement are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.  The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement and the exhibits thereto attached to this Current Report on Form 8-K.  Exhibit 2.1 contains a descriptive list of omitted schedules and exhibits.  The Company undertakes to supplementally furnish the U.S. Securities and Exchange Commission with a copy of such Disclosure Schedules upon request.

ITEM 3.02.  Unregistered Sales of Equity Securities

On February 13, 2006, NMS entered into the Merger Agreement.  The Merger Agreement obligates NMS to issue approximately 4.36 million shares of Common Stock to the stockholders of Openera in consideration of the Merger.  NMS will rely on the exemption from registration set forth in Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended, with respect to the issuance of the Merger Shares.

ITEM 9.01.  Financial Statements and Exhibits

(c) EXHIBITS

Exhibit
Number	Title

2.1	Agreement and Plan of Merger

2.2	Form of Stockholder Support Agreement

2.3	Form of Non-Employee Stock Restriction Agreement

2.4	Form of Employee Stock Restriction Agreement

2.5	Form of Escrow Agreement

99.1	Press release issued by NMS Communications Corporation on February 13, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NMS COMMUNICATIONS CORPORATION

	By:	/s/ Robert P. Schechter
Robert P. Schechter
President, Chief Executive Officer and Chairman of the Board of Directors

Date: February 17, 2006